UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2026
Keurig Dr Pepper Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6425 Hall of Fame Lane, Frisco, Texas 75034
(Address of principal executive offices, including zip code)
(800) 527-7096
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	KDP	Nasdaq Stock Market LLC

ITEM 5.07. Submission of Matters to a Vote of Security Holders

On June 16, 2026, Keurig Dr Pepper Inc. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"). The matters voted upon at the Annual Meeting and the results are set forth below:

Proposal 1: Election of Directors

The Company's stockholders approved the election of the following directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.

	For	Against	Abstentions	Broker Non-Votes
Timothy Cofer	1,294,967,963	4,674,860	317,573	26,381,868
Oray Boston	1,254,926,264	44,704,978	329,155	26,381,868
Brian Driscoll	1,294,916,933	4,738,848	304,615	26,381,868
Juliette Hickman	1,277,143,065	22,517,265	300,067	26,381,868
William Newlands	1,293,917,230	5,721,602	321,565	26,381,868
Pamela Patsley	1,193,372,528	103,197,937	3,389,932	26,381,868
Debra Sandler	1,264,150,046	34,865,700	944,651	26,381,868
Mike Van de Ven	1,277,753,269	21,900,314	306,814	26,381,868
Lawson Whiting	1,277,363,605	22,287,849	308,943	26,381,868

Proposal 2: Approval of the Advisory Resolution on Executive Compensation

The Company's stockholders approved the advisory resolution regarding the Company's executive compensation.

For	Against	Abstentions	Broker Non-Votes
1,248,935,833	50,356,862	667,702	26,381,868

Proposal 3: Approval of the Ratification Proposal

The Company's stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstentions	Broker Non-Votes
1,322,769,289	3,292,484	280,493	—

Proposal 4: Approval of the Keurig Dr Pepper Inc. Omnibus Stock Incentive Plan of 2026

The Company's stockholders approved the adoption of the Keurig Dr Pepper Inc. Omnibus Stock Incentive Plan of 2026.

For	Against	Abstentions	Broker Non-Votes
1,277,360,824	22,184,524	415,049	26,381,868

ITEM 8.01. Other Events

Effective immediately following the Annual Meeting, the Board of Directors of the Company appointed (i) Brian Driscoll to the Compensation Committee and (ii) Pamela Patsley to the Audit and Finance Committee. Effective as of the same time, Ms. Patsley will no longer serve on the Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEURIG DR PEPPER INC.

Dated: June 18, 2026	By:	/s/ Anthony Shoemaker
Anthony Shoemaker
Chief Legal Officer, General Counsel and Secretary